U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): October 25, 1999


                            Metro Global Media, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-21634                    65-0025871
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

      1060 Park Avenue, Cranston, Rhode Island                     02910
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   (Address of principal executive offices)                      (Zip Code)


                                (401) 942-7876
                                ---------------
              (Registrant's telephone number, including area code)


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         (Former name of former address, if changed since last report)

Item 5    Other Events.

          On October 25, 1999, A. Daniel Geribo resigned as a member of Metro Global's Board of Directors, as well as a member of the Compensation and Audit Committees.








                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     METRO GLOBAL MEDIA, INC.


                                     By: /s/ Janet Hoey
                                     ------------------
                                             Janet Hoey,
                                             Treasurer (principle financial
                                             and accounting officer), Secretary
                                             and Director

October 29, 1999